Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2012
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements

3.	Recent Accounting Pronouncements

The Company adopted certain amendments to Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements,” effective January 1, 2012. These amendments include a consistent definition of fair value, enhanced disclosure requirements for “Level 3” fair value adjustments and other changes to required disclosures. Their adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the amendments to ASC 220, “Comprehensive Income,” effective January 1, 2012. The amendments pertained to presentation and disclosure only.

The Company adopted the amendments to ASC 350, “Intangibles-Goodwill and Others,” effective January 1, 2012. The amended guidance allows the Company to do an initial qualitative assessment of relevant events and circumstances to determine if fair value of a reporting unit is more likely than not to be less than its carrying value, prior to performing the two-step quantitative goodwill impairment test. The adoption of these amendments did not have a material impact on the Company’s consolidated financial statements.

In July 2012, the Financial Accounting Standards Board amended ASC 350 to provide the option to do an initial qualitative assessment of relevant events and circumstances prior to calculating the fair value of an indefinite-lived intangible asset. This amendment is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company will comply with the requirements of this pronouncement when it becomes effective. This pronouncement is not expected to have a material impact on our consolidated financial statements.